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Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-19959) pertaining to the Amended and Restated 1995 Stock Option Plan of our report dated February 25, 2000, with respect to the 1999 consolidated financial statements of Kevco, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1999.

                                   /s/ Ernst & Young LLP

Forth Worth, Texas
March 29, 2000